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                                                                    Exhibit 21.1
                              CHARTER SUBSIDIARIES

Charter Investment, Inc. (DE)
212 Seventh Street, Inc.  (MO)
American Cable Entertainment Company, LLC* (DE)
ARH, Ltd.* (CO)
Athens Cablevision Inc. (DE)
Ausable Cable TV, Inc. (NY)
Cable Equities Colorado, LLC* (DE)
Cable Equities of Colorado Management Corp. (DE)
Cable Systems, Inc.* (KS)
CC Michigan, LLC* (DE)
CC New England, LLC* (DE)
CCHC Leasing, LLC (DE)
CCHC Lease, Inc. (DE)
CCO Leasing, LLC (DE)
CCO Lease, Inc. (DE)
CCO Purchasing, LLC (DE)
CCO Property, LLC (DE)
CCV.com, LLC (DE)
CC V Finance, Inc. (DE)
CC V Holdings, LLC (DE)
CC V Holdings Finance, Inc. (DE)
CC VI Holdings, LLC (DE)
CC VI Operating Company, LLC (DE)
CC VIII, LLC (DE)
CC VIII Holdings, LLC (DE)
CC VIII Operating, LLC* (DE)
CCG VIII, LLC (DE)
CCG VIII Capital Corporation (DE)
Cedar Bluff Cablevision Inc. (DE)
Cencom Cable Entertainment, LLC (DE)
CF Finance LaGrange, Inc. (GA)
Charter Advertising Saint Louis, LLC (DE)
Charter Cable Operating Company, LLC (DE)
Charter Communications, LLC* (DE)
Charter Communications V, LLC (DE)
Charter Communications VI, LLC* (DE)
Charter Communications VII, LLC (DE)
Charter Communications Entertainment, LLC (DE)
Charter Communications Entertainment I, LLC* (DE)
Charter Communications Entertainment II, LLC* (DE)
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Charter Communications Holding Company, LLC (DE)
Charter Communications Holdings, LLC (DE)
Charter Communications Holdings Capital Corporation (DE)
Charter Communications Operating, LLC (DE)
Charter Communications Properties LLC* (DE)
Charter Communications Services, LLC* (DE)
Charter Helicon, LLC (DE)
Charter Gateway, LLC (DE)
Charter-LaGrange, L.L.C. (GA)
Charter Rascals, L.L.C. (DE)
Charter RMG, LLC (DE)
Charter Telephone of Michigan, LLC (DE)
Charter Telephone of Minnesota, LLC (DE)
Cross Country Cable, LLC* (DE)
Dalton Cablevision Inc. (DE)
Falcon Cable Communications, LLC (DE)
Falcon Cable Media, A California Limited Partnership* (CA)
Falcon Cable Systems Company II, L.P.* (CA)
Falcon Cablevision, A California Limited Partnership* (CA) Falcon/Capital Cable G.P.
Falcon/Capital Cable Partners, L.P.
Falcon Community Cable, L.P.* (DE)
Falcon Community Investors, A California Limited Partnership (CA) Falcon Community Ventures I, Limited Partnership* (CA)
Falcon Equipment Company, LLC (DE)
Falcon First, Inc.* (DE)
Falcon First Cable of New York, Inc. (DE)
Falcon First Cable of The Southeast, Inc. (DE)
Falcon First Holdings, Inc. (DE)
Falcon Investors Group, Ltd., A California Limited Partnership (CA) Falcon Lake Las Vegas Cablevision, L.P.
Falcon Media Investors Group, A California Limited Partnership (CA) Falcon Telecable, A California Limited Partnership* (CA)
Falcon Telecable Investors Group, A California Limited Partnership (CA) Falcon Telecom, L.P. (CA)
Falcon Video Communications, L.P.* (CA)
Falcon Video Communications Investors, L.P. (CA)
FF Cable Holdings, Inc. (DE)
The Helicon Group, L.P.* (DE)
Helicon Network Solutions, L.P. (DE)
Helicon Online, L.P. (DE)
Helicon Partners I, L.P. (DE)
Helicon Telephone Company (DE)
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Helicon Telephone Alabama L.L.C. (AL)
Helicon Telephone Georgia L.L.C. (GA)
Helicon Telephone Indiana L.L.C. (IN)
Helicon Telephone Louisiana L.L.C. (LA)
Helicon Telephone Mississippi L.L.C. (MS)
Helicon Telephone Missouri L.L.C. (MO)
Helicon Telephone New Hampshire L.L.C. (NH)
Helicon Telephone North Carolina L.L.C. (NC)
Helicon Telephone Ohio Limited Liability Company (OH)
Helicon Telephone Pennsylvania L.L.C. (PA)
Helicon Telephone South Carolina L.L.C. (SC)
Helicon Telephone Tennessee L.L.C. (TN)
Helicon Telephone Vermont Inc. (VT)
Helicon Telephone West Virginia L.L.C. (WV)
Hometown T.V., Inc.* (NY)
Hornell Television Service, Inc.* (NY)
HPI Acquisition Co., LLC* (DE)
Interlink Communications Partners, LLC* (DE)
Lauderdale Cablevision Inc. (DE)
Long Beach, LLC* (DE)
Marcus Cable, Inc. (DE)
Marcus Cable of Alabama, L.L.C.* (DE)
Marcus Cable Associates, L.L.C.* (DE)
Marcus Cable Partners, L.L.C.* (DE)
Charter Fiberlink, LLC
Midwest Cable Communications, Inc. (MN)
Midwest Video Electronics, Inc. (MN)
Multivision of Commerce, Inc. (GA)
Multivision Northeast, Inc. (GA)
Peachtree Cable TV, LLC (DE)
Peachtree Cable TV, L.P.* (DE)
Plattsburgh Cablevision, Inc.* (DE)
Renaissance Media Group, LLC (DE)
Renaissance Media (Louisiana), LLC (DE)
Renaissance Media (Tennessee), LLC (DE)
Renaissance Media, LLC* (DE)
Renaissance Media Capital Corporation (DE)
Rifkin Acquisition Partners, LLC* (DE)
Rifkin Acquisition Capital Corp. (DE)
Robin Media Group, Inc.* (NV)
Scottsboro Cablevision Inc. (DE)
Scottsboro TV Cable, Inc. (AL)
Tennessee, LLC* (DE)
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Tioga Cable Company, Inc.* (PA)
Vista Broadband Communications, LLC* (DE)
Wilcat Transmission Co., Inc. (DE)

*doing business as Charter Communications